UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

The Carlyle Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW
Washington, DC 20004-2505
(Address of Principal Executive Offices, Including Zip Code)
(202) 729-5626
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market
4.625% Subordinated Notes due 2061 of Carlyle Finance L.L.C.	CGABL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 3, 2026, The Carlyle Group Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual
Meeting”). As further described in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved The Carlyle
Group Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval.
A description of the Equity Incentive Plan is set forth in the section entitled “Item 3. Approval of The Carlyle Group Inc.
Amended and Restated 2012 Equity Incentive Plan” starting on page 33 of the Company’s Definitive Proxy Statement on
Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”), which is incorporated herein by reference. The description is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 3, 2026, the Company held its Annual Meeting. The Company’s shareholders considered four proposals, each of which is described in more detail in the Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:
Item 1.  Election to Our Board of Directors of Thirteen Director Nominees for a One-Year Term

	FOR	WITHHELD	BROKER NON-VOTES
William E. Conway, Jr.	294,669,209	7,650,436	30,694,352
David M. Rubenstein	294,696,355	7,623,290	30,694,352
Daniel A. D’Aniello	294,883,924	7,435,721	30,694,352
Harvey M. Schwartz	299,883,948	2,435,697	30,694,352
Afsaneh Beschloss	300,033,486	2,286,159	30,694,352
Sharda Cherwoo	299,762,668	2,556,977	30,694,352
Linda H. Filler	299,512,926	2,806,719	30,694,352
Lawton W. Fitt	288,425,619	13,894,026	30,694,352
James H. Hance, Jr.	294,784,933	7,534,712	30,694,352
Mark S. Ordan	293,285,680	9,033,965	30,694,352
Derica W. Rice	294,488,714	7,830,931	30,694,352
William J. Shaw	294,377,755	7,941,890	30,694,352
Anthony Welters	287,620,659	14,698,986	30,694,352
Item 2.  Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2026

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
325,337,355	7,384,983	291,659	—
Item 3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
252,707,398	49,426,621	185,626	30,694,352
Item 4.  Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
246,902,606	54,984,239	432,800	30,694,352

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1+	The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Management contract or compensatory plan or arrangement in which directors and/or executive officers are eligible to participate.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Carlyle Group Inc.

Date: June 5, 2026	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel